SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE 11 – SUBSEQUENT EVENTS

In October 2014, we granted an aggregate of 20,000 shares of common stock, valued at approximately $15,000, to a consultant for business advisory services provided to the Company.

NOTE 13 – SUBSEQUENT EVENTS

In January 2014, we issued options to purchase an aggregate of 1,948,902 shares of common stock to executive management in connection with their annual bonus and 2013 long term incentive plan. The options have a term of seven years, an exercise price of between $1.29 and $1.42, and are fully vested on the grant date. The Company recorded $962,000 in stock-based compensation expense related to these option grants, which was included in accrued expenses as of December 31, 2013.

In February 2014, we entered into an agreement for method development by a contract manufacturer and issued an aggregate of 91,334 shares of common stock, valued at approximately $127,000, as compensation.

In February 2014, we entered into an agreement to grant an aggregate of 47,800 shares of common stock to a consultant, which shares vest at the rate of 7,800 shares upon execution of the agreement and 10,000 shares per month for four months, the term of the agreement. These shares will be granted for business advisory services to be provided to the Company. In addition, the consultant was issued a warrant to purchase 96,000 shares of common stock at a strike price of $3.00 per share, which shares vest at the rate of 16,000 shares upon execution of the agreement and 20,000 shares per month for four months. The warrant issued is substantially similar to the warrants issued in conjunction with our financing completed in March 2013.